April 30, 2003



        SUPPLEMENT TO THE CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                   FOR PIONEER PROTECTED PRINCIPAL PLUS FUND




The date of the prospectus is now April 30, 2003.

The fund completed its Offering Period on December 18, 2002. The Fund now has a Guarantee Period and a Post-Guarantee Period. During the Guarantee Period, the fund will not accept new investments, except for the reinvestment of dividends and distributions.

BASIC INFORMATION ABOUT THE FUND

The following supplements information in the section entitled "Main Place and Bank of America Corporation":

As of April 29, 2003, Bank of America Corporation was assigned a rating by Standard & Poor's of A+ and by Moody's Investors Service, Inc. ("Moody's") of Aa2. These ratings represent Standard & Poor's and Moody's opinions as to the quality of the rated security. Ratings are relative and subjective and are not an absolute standard of quality. The ratings assigned by Standard & Poor's and Moody's do not reflect an assessment of the credit quality of Bank of America Corporation by Pioneer or the fund. For an explanation of Standard & Poor's or Moody's ratings, see the statement of additional information.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the fund's financial performance.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information below for the period ended December 31, 2002 has been audited by Ernst & Young LLP, the fund's independent auditors, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

                                                                  NOVEMBER 1, 2002 TO DECEMBER 31, 2002
                                                                  -------------------------------------
                                                               CLASS A           CLASS B          CLASS C
                                                               -------           -------          -------
Net asset value, beginning of period                           $10.000           $10.000          $10.000

Increase (decrease) from investment operations:
 Net investment income (loss)                                  $ 0.003          $ (0.003)        $ (0.002)
 Net realized and unrealized gain on investments                 0.081             0.082            0.080
                                                                 -----             -----            -----
  Net increase from investment operations                      $ 0.084           $ 0.079          $ 0.078

Distributions to shareowners:
 Net investment income                                          (0.009)           (0.003) (A)      (0.004) (A)
                                                                -------           -----------      -----------
Net increase in net asset value                                $ 0.075           $ 0.076          $ 0.074

Net asset value, end of period                                 $10.075           $10.076          $10.074

Total return*                                                    0.89%             0.83%            0.74%

Ratio of net expenses to average net assets                      1.56%**           2.30%**          2.34%**

Ratio of net investment income (loss) to average net assets      0.41%**          (0.31)%**        (0.27)%**

Portfolio turnover rate                                           422%**           422%**            422%**

Net assets, end of period (in thousands)                          $61,124          $67,974           $34,036

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.











                                                                  133377-00-0503
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC